Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,489.15
Total Transaction Valuation	16,258,347.24
Total Offset Amount	2,489.15
Net Fee	$ 0.00